THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW FOR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UNLESS IT HAS BEEN SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

CONVERTIBLE DEMAND PROMISSORY NOTE

Principal Amount:  $

Issue Date:  November 5, 2010

FOR VALUE RECEIVED, the undersigned, GoEnergy, Inc., a Delaware corporation (the “Borrower” or the “Company”), hereby promises to pay to the order of __________________ (together with its successors and assigns, and any such bearer, being hereinafter referred to collectively as the “Holder”), on demand (the date of such demand is hereinafter referred to the “Maturity Date”), the principal sum of ________________________ ($_________) (this “Note”), together with interest thereon at the rate set forth herein (the “Loan”), unless it is converted hereunder.  For purposes of this Note, “Borrower” shall mean all successors in interest and assignees, including, without limitation, pursuant to a merger, consolidation, reorganization, recapitalization or other similar restructuring event (collectively, a “Reorganization”), and all endorsers, sureties and guarantors and any other person liable or to become liable with respect to the Loan.

1.

Interest Rate.

Interest on the unpaid principal balance of this Note shall accrue from the date hereof until the Note is fully repaid at a rate of 8% per annum.  The Borrower shall pay the Holder all accrued interest on the Maturity Date.  In the event of Debtor’s default hereunder, interest on amounts past due pursuant to this Note shall be paid at a rate of eighteen percent (18%) per annum.  Interest shall be computed on the basis of a 360-day year and compounded.

2.

Conversion.

2.1

Voluntary Conversion.  Unless sooner converted pursuant to Section 2.2 hereof, commencing sixty (60) calendar days after the issue date of this Note, the Holder may convert any portion of this Note that is outstanding, whether such portion represents principal or interest, into shares of common stock of the Company (the “Conversion Shares”) at a price equal to $0.40 (the “Conversion Price”).  The Holder shall submit a notice of conversion in the form attached to as Exhibit A (the “Notice of Conversion”) to the Company indicating the amount of the Note being converted, the number of shares issuable upon such conversion, and where the Conversion Shares should be delivered.  The Company must deliver the Conversion Shares to the Holder no later than the third (3rd) business day after the date that Holder submits the Notice of Conversion to the Company (such third business day is hereinafter referred to as the “Share Delivery Date”).

2.2

Mandatory Conversion.  If the Company undertakes a Qualified Offering (as defined below) prior to the Maturity Date, the Company shall deliver to the Holder a notice (the “Offering Notice”) stating the price and other terms and conditions thereof not later than five (5) business days prior to the closing date of the Qualified Offering.  Upon the closing of the Qualified Offering, the principal amount and interest of this Note will automatically be converted into an amount of securities that are identical to the securities offered in the Qualified Offering (e.g., same class or series and having the same rights and privileges), equal to one hundred percent (100%) of the principal amount and interest.  For purposes of this Note, a “Qualified Offering” means a private placement offering by the Company of an aggregate amount of six hundred thousand dollars ($600,000) or more.

3.

Holder’s Conversion Limitations.  (a)  The Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion submitted by the Holder, the Holder (together with the Holder’s Affiliates (as defined below) and any Persons (as defined below) acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of common stock beneficially owned by the Holder and its Affiliates shall include the number of shares of common stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of common stock which are issuable upon (i) conversion of the remaining, unconverted principal amount and interest of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other convertible securities or warrants) beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1933, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 3 applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount and/or interest of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount and interest of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this Section 3 and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3, in determining the number of outstanding shares of common stock, the Holder may rely on the number of outstanding shares of common stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report, as the case may be, filed with the Securities and Exchange Commission (the “Commission”), (ii) a more recent public announcement by the Company or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of common stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two (2) trading days confirm orally and in writing to the Holder the number of shares of common stock then outstanding.  In any case, the number of outstanding shares of common stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of common stock was reported.

(b)

For purposes of this Note, the “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of this Note.  The Beneficial Ownership Limitation provisions of this Section 3 may be waived by the Holder, at the election of the Holder, upon not less than sixty one (61) calendar days’ prior written notice to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

(c)

For purposes of this Note, “Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under common control with such Person.  The term “Control” as used in the preceding sentence means, with respect to a corporation, the right to exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the controlled corporation and, with respect to any Person other than a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether by contract or otherwise.  The term “Person”

means any individual, partnership, corporation, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity (or any department, agency or political subdivision thereof) or other entity.

4.

Acknowledgement by the Holder.  The Holder hereby represents and warrants to the Borrower that the Holder has sufficient knowledge and experience of financial and business matters so that the Holder is able to evaluate the merits and risks of purchasing this Note and the Holder has had substantial experience in previous private and public purchases of securities.  The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

5.

Anti-dilution Adjustment.  If at any time this Note is outstanding, the Company issues common stock or securities convertible into or exercisable for common stock at a price per share that is lower than the Conversion Price (a “Dilutive Issuance”), or adjusts the price per share at which any of its outstanding securities can be converted into or exercised for common stock to a price that is lower than the Conversion Price (a “Dilutive Adjustment”), the Conversion Price shall automatically be adjusted to equal the lower price granted in such Dilutive Issuance or Dilutive Adjustment, as applicable (the “Adjusted Conversion Price”).  The Company must provide written notice to the Holder of a Dilutive Issuance or a Dilutive Adjustment, as applicable (the “Adjustment Notice”) within three (3) trading days of such occurrence, provided, however, that the Adjusted Conversion Price shall be deemed to be in effect automatically upon any Dilutive Issuance or Dilutive Adjustment regardless of whether the Company provides the Adjustment Notice. The Company must honor any conversions requested by the Holder at the Adjusted Conversion Price following any Dilutive Issuance or Dilutive Adjustment, as applicable.

6.

Piggyback Registration Rights.  If at any time this Note is outstanding, the Company files a registration statement (the “Registration Statement”) with the Commission, the Company must include the shares underlying this Note in such Registration Statement.  The Company shall notify the Holder in writing of its intent to file such Registration Statement at least thirty (30) calendar days prior to the filing of the Registration Statement and provide the Holder an opportunity to review and comment on such Registration Statement.

7.

Event of Default.  Any of the following shall constitute an “Event of Default” under this Note, and shall give rise to the remedies provided in Section 8 herein:

(a)

The failure by the Borrower to pay any amounts due under this Note, as contemplated in Section 1 hereof;

(b)

The failure by the Borrower to deliver the Conversion Shares by the Share Delivery Date, as contemplated in Section 2 hereof;

(c)

The failure by the Borrower to provide the Adjustment Notice or honor conversions at the Adjusted Conversion Price following a Dilutive Issuance or Dilutive Adjustment, as applicable, as contemplated in Section 5 hereof;

(d)

The failure by the Borrower to timely file and keep current periodic reports with the Commission;

(e)

If the Borrower:  (i) makes a general assignment for the benefit of creditors; (ii) is adjudicated a bankrupt or insolvent; (iii) files a voluntary petition in bankruptcy; (iv) takes advantage, as against its creditors, of any bankruptcy law or statute of the United States of America or any state or subdivision thereof now or hereafter in effect; (v) has a petition or proceeding filed against it under any provision of any bankruptcy or insolvency law or statute of the United States of America or any state or subdivision thereof, which petition or proceeding is not dismissed within thirty (30) calendar days after the date of the commencement thereof; (vi) has a receiver, liquidator, trustee, custodian, conservator, sequestrator or other such person appointed by any court to take charge of its affairs or assets or business and such appointment is not vacated or discharged within thirty (30) calendar days thereafter; or (vii) takes any action in furtherance of any of the foregoing;

(f)

Any merger, liquidation, dissolution or winding up of the Borrower or its business or any sale of all or substantially all of the Borrower’s capital stock or assets; provided, however, the merger or sale of the Borrower with a successor entity that acknowledges and expressly assumes in writing the Borrower’s obligations hereunder shall not be considered an “Event of Default” for purposes hereof; or

(g)

The Borrower attempts to effectuate or effectuates a reverse stock split of its common stock without first obtaining the prior written consent of the Holder.

8.

Remedies on Default.  If any Event of Default shall occur and be continuing for a period of seven (7) calendar days, the Holder shall, in addition to any and all other available rights and remedies, have the right, at the Holder’s option unless such Event of Default shall have been cured or waived in writing by the Holder (which waiver shall not be deemed to be a waiver of a subsequent default), to:  (a) declare the entire unpaid principal balance of this Note, together with all interest accrued thereon and all other sums due by the Borrower hereunder (the “Default Amount”); and (b) pursue any and all available remedies for the collection of such principal and interest to enforce its rights as described herein; and in such case the Holder may also recover all costs of suit and other expenses in connection therewith, including reasonable attorney’s fees, for collection and the right to equitable relief (including, but not limited to, injunctions) to enforce the Holder’s rights as set forth herein.

9.

Certain Waivers.  Except as otherwise expressly provided in this Note, the Borrower hereby waives diligence, demand, presentment for payment, protest, dishonor, nonpayment and default with respect to the indebtedness evidenced hereby.  The Borrower hereby expressly agrees that this Note, or any payment hereunder, may be extended, modified or subordinated (by forbearance or otherwise) from time to time, without in any way affecting the liability of the Borrower.

10.

Waivers and Amendments; Cumulative Remedies.  Neither any provision of this Note nor any performance hereunder may be waived orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver or discharge is sought.  No right or remedy conferred upon the parties under this Note is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection herewith, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and/or now or hereafter existing at law or in equity or otherwise.

11.

Governing Law.  This Note shall be deemed to be a contract made under the laws of the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.  If either party hereto shall commence an action or proceeding to enforce any provision of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

12.

Consent to Jurisdiction and Service of Process.  The Borrower by execution, and the Holder by acceptance, hereby each consent to the jurisdiction of any federal district court or state court in the State of New York having competent jurisdiction.  The Borrower waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Holder may elect, by certified mail directed to the Borrower at the location provided for in Section 14 hereof, or, in the alternative, in any other form or manner permitted by law.

13.

Additional Documents.  From time to time the Holder will execute and deliver to the Borrower such additional instruments as the Borrower may reasonably request to effectuate the purposes of this Note.

14.

Notices.  All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or by nationally recognized overnight courier, or sent via facsimile addressed to:

If to the Borrower:

GoEnergy, Inc.

Attn: Terry Fields

3960 Howard Hughes Parkway, Suite 500

Las Vegas , Nevada 89161

E-mail: terryfields7@aol.com

If to the Holder:

Facsimile:

or at such other address as shall have been furnished to the other party in writing in accordance with this Section 14.  All such notices and other written communications shall be effective:  (a) if mailed, five (5) calendar days after mailing; (b) if delivered, upon delivery; and (c) if sent via facsimile, upon confirmation of receipt.

15.

Wiring Instructions.  Any amount wired to the Borrower hereunder shall be wired in accordance with the following wiring instructions:

Bank Name:

J.P. Morgan Chase

Bank Address:

Pico Roxbury Financial Center

9800 West Pico Blvd.

Los Angeles CA 90035

Account Name:

GoEnergy, Inc

Account Number:

845003375

Routing number:

              ABA# 322271627

16.

Severability.  If any provision of this Note is prohibited or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor the remaining provisions hereof, nor render unenforceable such provision in any other jurisdiction.

17.

Assignment.  This Note shall inure to the benefit of, and shall be binding upon, the Borrower and the Holder and their respective successors and permitted assigns.  Neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party.

18.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.  A facsimile signature of any party hereto shall be considered to have the same binding legal effect as an original signature.

19.

No Stockholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other Person the right to vote or to consent or to receive notice as a stockholder in respect of meeting of stockholders for the election of directors of the Borrower or any other matters or any rights whatsoever as a stockholder of the Borrower; and no dividends shall be payable or accrued in respect of this Note.

20.

JURY WAIVER.  THE BORROWER BY EXECUTION, AND THE HOLDER BY ACCEPTANCE, HEREOF EACH CONSENT THAT IN ANY CIVIL ACTION, COUNTERCLAIM, OR PROCEEDING, WHETHER AT LAW OR IN EQUITY, WHICH ARISES OUT OF, CONCERNS, OR RELATES TO THIS NOTE, ANY AND ALL TRANSACTIONS CONTEMPLATED BY THIS NOTE, THE PERFORMANCE OF THIS NOTE, OR THE RELATIONSHIP CREATED BY THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, TRIAL SHALL BE TO A COURT OF COMPETENT JURISDICTION AND NOT TO A JURY.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY.  ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT, AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THIS NOTE OF THE WAIVER OF THEIR RIGHT TO A TRIAL BY JURY.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Note on and as of the date first set forth above.

GoEnergy, Inc., a Delaware corporation, as Borrower

By:

Name: Terry Fields

Title:  Principal Executive Officer

EXHIBIT A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and/or interest under the Convertible Demand Promissory Note (the “Note”) of GoEnergy, Inc., a Delaware corporation (the “Company”), due upon demand if not previously repaid by the Company or converted into shares of common stock, par value $.0001 per share (the “Common Shares”), of the Company in accordance with the conditions of the Note, as of the date written below.  If the Common Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion, the undersigned represents and warrants to the Company that its ownership of the Common Shares does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act specified under Section 3 of the Note.

Conversion calculations

Date of Effect  of Conversion:_______________________

Principal Amount and/or Interest to be Converted:__________________________________

Number of Common Shares to be Issued:______________

Signature: ___________________

Print Name: __________________

Address:______________________

__________________________